Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
  FOR THE DISTRICT OF DELAWARE
In Re. LUCIRA HEALTH, INC.,
§
Case No. 23-10242
§
§
   Debtor(s)
§
☐ Jointly Administered
Monthly Operating Report
Chapter 11
Reporting Period Ended: 08/31/2023
Petition Date: 02/22/2023
Months Pending: 6
Industry Classification:
Reporting Method:            Accrual Basis
Cash Basis
Debtor’s Full-Time Employees (current):
2
Debtor’s Full-Time Employees (as of date of order for relief):
61
Supporting Documentation (check all that are attached):
(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)
☒ Statement of cash receipts and disbursements
☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒ Statement of operations (profit or loss statement)
☐ Accounts receivable aging
☐ Postpetition liabilities aging
☐ Statement of capital assets
☐ Schedule of payments to professionals
☐ Schedule of payments to insiders
☒ All bank statements and bank reconciliations for the reporting period
☐ Description of the assets sold or transferred and the terms of the sale or transfer
/s/ Ashley E. Jacobs
Ashley Jacobs
Signature of Responsible Party
Printed Name of Responsible Party
09/19/2023
Date
1000 North King Street
Wilmington, DE 19801
Address
STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.
UST Form 11-MOR (12/01/2021)

Debtor's Name LUCIRA HEALTH, INC., Case No. 23-10242

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$5,331,048	
b.	Total receipts (net of transfers between accounts)	$126,560	$32,045,165
c.	Total disbursements (net of transfers between accounts)	$1,016,691	$34,187,887
d.	Cash balance end of month (a+b-c)	$4,440,917	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$1,016,691	$34,187,887

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ○ Market ○ Other ◉ (attach explanation))	$0
d	Total current assets	$5,375,616
e.	Total assets	$5,375,616
f.	Postpetition payables (excluding taxes)	$265,210
g.	Postpetition payables past due (excluding taxes)	$206,488
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$265,210
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$12,130
m.	Prepetition unsecured debt	$7,707,895
n.	Total liabilities (debt) (j+k+l+m)	$7,985,235
o.	Ending equity/net worth (e-n)	$-2,609,619

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$17,367,621
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$11,251,641
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$6,115,980

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$3,883	
c.	Gross profit (a-b)	$-3,883	
d.	Selling expenses	$24,912	
e.	General and administrative expenses	$245,171	
f.	Other expenses	$-3,864,602	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$1,684	
j.	Reorganization items	$822,663	
k.	Profit (loss)	$2,766,290	$-59,694,701

UST Form 11-MOR (12/01/2021) 2

Debtor's Name LUCIRA HEALTH, INC., Case No. 23-10242

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$375,454	$2,445,515	$422,822	$2,220,827
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Donlin Recano	Other	$859	$179,069	$65,862	$238,462
	ii	Armanino LLP	Financial Professional	$17,634	$284,081	$0	$0
	iii	Cooley, LLP	Lead Counsel	$235,082	$1,099,768	$235,082	$1,099,768
	iv	Young Conaway Stargatt & Tay	Co-Counsel	$121,878	$882,597	$121,878	$882,597
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UST Form 11-MOR (12/01/2021) 3

Debtor’s Name LUCIRA HEALTH, INC., Case No. 23-10242
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UST Form 11-MOR (12/01/2021) 4

Debtor's Name LUCIRA HEALTH, INC., Case No. 23-10242

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*			$0	$205,479	$0	$205,479
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Torys LLP	Local Counsel	$0	$1,589	$0	$1,589
	ii	Goodwin Proctor, LLP	Local Counsel	$0	$46,567	$0	$46,567
	iii	BPM LLP	Financial Professional	$0	$93,090	$0	$93,090
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	vi	Hogan Lovells US	Local Counsel	$0	$9,621	$0	$9,621
	vii	BDO USA LLP	Financial Professional	$0	$31,164	$0	$31,164
	viii	KPMG LLP	Financial Professional	$0	$23,448	$0	$23,448
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UST Form 11-MOR (12/01/2021) 5

Debtor’s Name LUCIRA HEALTH, INC., Case No. 23-10242
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UST Form 11-MOR (12/01/2021) 6

Debtor's Name LUCIRA HEALTH, INC., Case No. 23-10242

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UST Form 11-MOR (12/01/2021) 7

Debtor's Name LUCIRA HEALTH, INC., Case No. 23-10242

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c.	All professional fees and expenses (debtor & committees)			$764,087	$3,475,948	$567,664	$3,007,468

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$5,653	$113,508
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$2,279	$212,596
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○	No ●		
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○	No ●		
c.	Were any payments made to or on behalf of insiders?	Yes ○	No ●		
d.	Are you current on postpetition tax return filings?	Yes ●	No ○		
e.	Are you current on postpetition estimated tax payments?	Yes ●	No ○		
f.	Were all trust fund taxes remitted on a current basis?	Yes ●	No ○		
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○	No ●		
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ●	No ○	N/A ○	
i.	Do you have: Worker's compensation insurance?	Yes ●	No ○		
	If yes, are your premiums current?	Yes ●	No ○	N/A ○	(if no, see Instructions)
	Casualty/property insurance?	Yes ●	No ○		
	If yes, are your premiums current?	Yes ●	No ○	N/A ○	(if no, see Instructions)
	General liability insurance?	Yes ●	No ○		
	If yes, are your premiums current?	Yes ●	No ○	N/A ○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ●	No ○		
k.	Has a disclosure statement been filed with the court?	Yes ●	No ○		
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ●	No ○		

UST Form 11-MOR (12/01/2021) 8

Debtor's Name LUCIRA HEALTH, INC., Case No. 23-10242

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Richard Narido	Richard Narido
Signature of Responsible Party	Printed Name of Responsible Party
Chief Financial Officer	09/19/2023
Title	Date

UST Form 11-MOR (12/01/2021) 9

Debtor’s Name LUCIRA HEALTH, INC.,
Case No. 23-10242

Debtor’s Name LUCIRA HEALTH, INC.,
Case No. 23-10242

Debtor’s Name LUCIRA HEALTH, INC., Case No. 23-10242 UST Form 11-MOR (12/01/2021)

In re: Lucira Health, Inc.

Case No. 23-10242

Statement of Cash Receipts and Disbursements Summary

Reporting Period: August 1 to August 31, 2023

($ in USD)

	Feb 28, 2023	Mar 31, 2023	Apr 30, 2023	May 31, 2023	Jun 30, 2023	Jul 31, 2023	Aug 31, 2023

Beginning cash Balance	$6,583,640	$5,207,457	$5,818,535	$11,832,074	$11,378,154	$7,429,809	$5,331,048

Receipts
Revenue	$652,309	$3,358,280	$1,451,245	$415,364	$51,560	$-	$-
Proceeds from Pfizer acquisition	$-	$-	$17,868,021	$-	$-	$-	$-
Other receipts	$2,346	$17,935	$335,761	$37,731	$7,690,759	$37,293	$126,560

Total Receipts	$654,655	$3,376,215	$19,655,027	$453,095	$7,742,319	$37,293	$126,560

Operating Disbursements
Payroll & Benefits	$721,990	$1,109,809	$1,028,827	$219,483	$126,802	$81,134	$86,723
Facility Disbursements	$131	$113,900	$20,435	$78,036	$33,719	$276	$276
Critical Vendor - Inventory Disbursements	$861,017	$721,308	$189,600	$146,595	$-	$-	$53,838
Freight Disbursements	$35,038	$224,401	$96,203	$25,645	$73,998	$6,862	$-
Ordinary Course Professional Fees	$-	$-	$-	$94,144	$138,576	$61,857	$1,005
Insurance	$-	$-	$121,094	$-	$-	$-	$-
Credit Card Payment	$105,988	$131,984	$120,514	$-	$-	$-	$-
Other Operating Disbursements	$31,675	$463,733	$438,532	$167,841	$85,336	$84,190	$97,256
Restructuring - Professional Fees	$-	$-	$45,070	$140,273	$974,339	$1,124,644	$567,664
Restructuring - US Trustee Fees	$-	$-	$-	$34,998	$-	$-	$209,929
Restructuring	$275,000	$-	$11,581,214	$-	$10,257,894	$777,091	$-

Total Disbursements	$2,030,839	$2,765,136	$13,641,489	$907,015	$11,690,664	$2,136,054	$1,016,691

Net Cash Flow	$(1,376,184)	$611,079	$6,013,538	$(453,920)	$(3,948,345)	$(2,098,761)	$(890,131)

Ending Cash Balance	$5,207,457	$5,818,535	$11,832,074	$11,378,154	$7,429,809	$5,331,048	$4,440,917

Lucira Health, Inc.

Parent Company : Lucira Health, Inc.

Balance Sheet

As of August 31, 2023

Financial Row	x	Feb 28, 2023	Mar 31, 2023	Apr 30, 2023	May 31, 2023	Jun 30, 2023	Jul 31, 2023	Aug 31, 2023
ASSETS
Current Assets
Bank
1010 - Silicon Valley Bank Checking		$910,373	$820,721	$(9,674)	$49,487	$-	$-	$-
1020 - SVB Cash Sweep Account		$1,880,626	$1,143,583	$918	$-	$98	$98	$-
1030 - City National Bank Checking		$-	$1,328,612	$9,404,278	$9,006,676	$7,407,686	$5,407,320	$4,468,573
1071 - Bill.com Money In Clearing		$-	$-	$-	$-	$-	$(37,225)	$-
1418 - Refunds Payable - Amazon		$-	$(2)	$(2)	$849	$(4)	$(4)	$-

Total Bank		$2,790,999	$3,292,914	$9,395,520	$9,057,011	$7,407,780	$5,370,189	$4,468,573
Accounts Receivable
1100 - Accounts Receivable (A/R)		$386,666	$449,343	$303,246	$57,958	$159,100	$185,113	$185,113
1110 - Unbilled Receivables		$28,551	$270,851	$-	$-	$-	$-	$-
1115 - Other Receivable		$500,400	$500,400	$-	$-	$-	$-	$-
1130 - Receivables - Jabil DR		$8,626,611	$8,626,611	$-	$-	$-	$-	$-
1190 - Allowance for Accounts Receivable		$(148,112)	$(148,112)	$(148,112)	$(148,112)	$(148,112)	$(148,112)	$(185,113)

Total Accounts Receivable		$9,394,116	$9,699,094	$155,134	$(90,154)	$10,988	$37,001	$-
Other Current Asset
1185 - Due from Pfizer (InterCo A/R)		$-	$-	$38,881	$238,301	$169,750	$173,073	$63,578
1300 - Inventory
1310 - Raw Materials		$50,197,967	$50,073,645	$50,936,125	$53,109,562	$-	$-	$-
1315 - WIP		$21,769,726	$20,985,116	$25,277,486	$34,491,417	$-	$-	$-
1320 - Finished Goods		$6,055,009	$4,712,922	$4,525,522	$4,098,351	$-	$-	$-
1325 - Inventory In Transit		$5,808,856	$5,612,363	$6,023	$0	$0	$0	$-
1330 - Inventory parts processing		$-	$-	$(71,081)	$(35,267)	$-	$-	$-
1335 - Capitalized inventory variances		$9,462,034	$8,230,754	$8,230,754	$7,855,857	$-	$-	$-
1340 - Capitalized inventory overhead		$11,960,789	$11,030,236	$11,030,236	$10,791,040	$-	$-	$-
1399 - Inventory Reserve		$(66,161,076)	$(66,132,451)	$(66,132,451)	$(66,132,451)	$-	$-	$-
1420 - Consigned Inventory Consumed Not Credited		$5,060,270	$4,848,916	$4,768,585	$4,785,867	$-	$-	$-

Total - 1300 - Inventory		$44,153,575	$39,361,501	$38,571,199	$48,964,378	$0	$0	$-
1400 - Prepaid Taxes & Expenses		$608,303	$661,811	$571,709	$96,250	$-	$-	$-
1301 - InterCo Inventory Transfers		$-	$-	$-	$(49,825,701)	$(177,207)	$(177,207)	$-
1401 - Advances Paid		$564,946	$592,973	$567,973	$663,324	$575,206	$575,206	$536,113
1410 - Prepaid Insurance		$2,703,194	$2,369,465	$2,087,559	$-	$-	$-	$-
1415 - Undeposited Funds		$108,024	$80,787	$145,879	$970	$1,233	$-	$-
1416 - Undeposited Funds - Amazon		$147,019	$165,630	$166,961	$154,148	$2,821	$-	$-
1417 - Undeposited funds - Amazon Reserve		$144,903	$179,726	$79,857	$927	$3,238	$-	$-
1425 - Prepaid Inventory		$-	$(42,319)	$141,281	$54	$54	$54	$-
1430 - Restricted Cash		$400,000	$412,500	$412,500	$412,500	$12,500	$12,500	$12,500
1440 - Deposits ST		$391,538	$396,338	$396,338	$396,338	$349,858	$291,945	$291,945
1445 - GST/HST Receivable		$2,906	$2,906	$2,906	$2,906	$2,906	$2,906	$2,906

Total Other Current Asset		$49,224,407	$44,181,319	$43,183,043	$1,104,394	$940,358	$878,477	$907,043

Total Current Assets		$61,409,523	$57,173,327	$52,733,696	$10,071,251	$8,359,126	$6,285,667	$5,375,616

Fixed Assets
1500 - Fixed Assets
1510 - Property & Equipment		$32,058,985	$32,058,985	$32,058,985	$32,058,985	$-	$-	$-
1520 - Furniture & Fixtures		$2,262,184	$2,262,184	$2,262,184	$2,262,184	$-	$-	$-
1530 - Leasehold Improvements		$2,255,630	$2,255,630	$2,255,630	$2,255,630	$-	$-	$-

Total - 1500 - Fixed Assets		$36,576,798	$36,576,798	$36,576,798	$36,576,798	$-	$-	$-
1600 - Intangible Assets
1620 - Software Development/Licenses		$1,512,288	$1,512,288	$1,512,288	$1,512,288	$-	$-	$-
1740 - Accumulated Amortization Software Development/Licenses		$(790,500)	$(838,282)	$(884,523)	$(932,305)	$-	$-	$-

Total - 1600 - Intangible Assets		$721,788	$674,006	$627,766	$579,984	$-	$-	$-
1700 - Accumulated Depreciation
1710 - Accumulated Depreciation Property & Equipment		$(10,317,292)	$(10,807,560)	$(11,281,998)	$(11,772,039)	$-	$-	$-
1720 - Accumulated Depreciation Furniture & Fixtures		$(426,044)	$(463,826)	$(500,390)	$(538,172)	$-	$-	$-
1730 - Accumulated Amortization Leasehold Improvements		$(1,548,505)	$(1,618,351)	$(1,685,944)	$(1,755,789)	$-	$-	$-

Total - 1700 - Accumulated Depreciation		$(12,291,841)	$(12,889,737)	$(13,468,331)	$(14,066,000)	$-	$-	$-
1800 - Construction In Progress (CIP)		$25,651,372	$25,651,372	$25,235,169	$25,235,169	$-	$-	$-

Total Fixed Assets		$50,658,117	$50,012,439	$48,971,402	$48,325,951	$-	$-	$-
Other Assets
1610 - Patent		$5,644	$5,644	$5,644	$-	$-	$-	$-
1615 - Accumulated Amortization - Patent		$(5,644)	$(5,644)	$(5,644)	$-	$-	$-	$-
1900 - Deposits		$169,826	$169,826	$169,826	$169,826	$-	$-	$-
1910 - Right of Use Asset		$18,591,220	$18,494,553	$-	$-	$-	$-	$-
1915 - Right of Use Asset - Contra Deferred Asset		$(2,032,610)	$(2,165,349)	$-	$-	$-	$-	$-
1920 - Long Term Restricted Cash		$1,943,250	$1,943,250	$1,943,250	$1,943,250	$-	$-	$-

Total Other Assets		$18,671,686	$18,442,280	$2,113,076	$2,113,076	$-	$-	$-

Total ASSETS		$130,739,325	$125,628,046	$103,818,174	$60,510,278	$8,359,126	$6,285,667	$5,375,616

Liabilities & Equity
Current Liabilities
Accounts Payable
2000 - Accounts Payable (A/P)		$42,032,243	$43,120,300	$20,930,778	$20,873,139	$8,564,636	$7,674,257	$7,761,029
2001 - AP Clearing - Pfizer		$-	$-	$-	$49,966	$-	$-	$-

Total Accounts Payable		$42,032,243	$43,120,300	$20,930,778	$20,923,105	$8,564,636	$7,674,257	$7,761,029
Credit Card
2145 - SVB Corporate Credit Card 6261		$5,502,564	$5,622,345	$5,675,044	$5,675,044	$5,675,044	$-	$-
2150 - SVB Corporate Credit Card Control 1649		$(5,369,847)	$(5,501,831)	$(5,622,345)	$(5,675,044)	$(5,675,044)	$-	$-

Total Credit Card		$132,717	$120,514	$52,699	$-	$-	$-	$-
Other Current Liability
2010 - Operating Lease Liability - ST		$2,713,372	$2,716,856	$-	$-	$-	$-	$-
2106 - FSA Payable		$15,632	$13,853	$23,356	$11,645	$11,645	$11,645	$11,521
2107 - HSA Payable		$1,151	$1,151	$3,033	$-	$-	$-	$-
2108 - Benefits clearing account		$180	$270	$1,260	$-	$-	$-	$-
2109 - ESPP		$(610)	$(610)	$(610)	$-	$-	$-	$-
2160 - Accrued Purchases		$1,818,542	$1,818,542	$1,778,942	$1,818,599	$1,818,599	$1,818,599	$-
2165 - Accrued Open POs		$11,426,387	$11,426,387	$11,426,387	$11,426,387	$11,426,387	$212,075	$212,075
2180 - Customer advance payments		$-	$26,120	$109,052	$28,019	$26,541	$26,463	$-
2200 - Accrued Liabilities		$4,900,352	$4,286,355	$-	$3,429	$-	$-	$-
2220 - Accrued Payroll		$25,674	$28,683	$609	$609	$609	$609	$609
2222 - Withheld Taxes		$-	$-	$-	$-	$-	$-	$-
2240 - Accrued Sales & Use Tax		$110,203	$109,624	$109,651	$109,651	$109,651	$109,651	$-
2245 - State Income Tax Payable		$(6,314)	$(6,314)	$(6,314)	$(6,314)	$(6,314)	$(6,314)	$-

2250 - Sales Taxes Payable Amazon Canada	$90	$273	$410	$439	$429	$429	$-
2251 - Canada Quebec Tax Payable	$340	$340	$340	$340	$340	$340	$-
2252 - MB RST Tax Payable	$(99)	$(99)	$(99)	$(99)	$(99)	$(99)	$-
2253 - SK PST Tax Payable	$(10)	$(10)	$(10)	$(10)	$(10)	$(10)	$-
2255 - BC PST Tax Payable	$(1)	$(66)	$(66)	$(66)	$(66)	$(66)	$-
2260 - Sales Tax Payable Avalara	$652,371	$674,443	$622,347	$589,772	$602,811	$602,811	$-
2262 - GST/HST Payable	$1,402,959	$1,396,561	$1,396,561	$1,396,561	$1,396,561	$1,396,561	$-
2280 - Sales Return Allowance	$11,478	$11,478	$11,478	$11,478	$11,478	$11,478	$-
2285 - Due to Pfizer (Interco A/P)	$-	$-	$-	$-	$(241,801)	$(241,801)	$-
2290 - Accrued Warranty Liability	$51,232	$44,945	$44,945	$44,945	$44,945	$44,945	$-

Total Other Current Liability	$23,122,929	$22,548,784	$15,521,275	$15,435,387	$15,201,708	$3,987,319	$224,206

Total Current Liabilities	$65,287,889	$65,789,598	$36,504,752	$36,358,492	$23,766,344	$11,661,575	$7,985,235
Long Term Liabilities
2560 - Operating Lease Liability - LT	$15,877,847	$15,777,696	$-	$-	$-	$-	$-

Total Long Term Liabilities	$15,877,847	$15,777,696	$-	$-	$-	$-	$-
Equity
Equity
3100 - Common Stock	$40,898	$41,613	$41,613	$41,613	$41,613	$41,613	$41,613
3150 - Additional Paid In Capital Common Stock	$327,516,264	$327,728,845	$327,728,845	$327,728,845	$327,728,845	$327,728,845	$327,728,845

Total - Equity	$327,557,162	$327,770,458	$327,770,458	$327,770,458	$327,770,458	$327,770,458	$327,770,458
3900 - Retained Earnings	$(265,806,472)	$(265,806,472)	$(265,806,472)	$(265,806,472)	$(265,806,472)	$(265,806,472)	$(265,806,472)
Net Income	$(12,177,101)	$(17,903,234)	$5,349,437	$(37,812,200)	$(77,371,204)	$(67,339,895)	$(64,573,605)

Total Equity	$49,573,589	$44,060,752	$67,313,422	$24,151,786	$(15,407,218)	$(5,375,909)	$(2,609,619)

Total Liabilities & Equity	$130,739,325	$125,628,046	$103,818,174	$60,510,278	$8,359,126	$6,285,667	$5,375,616

Lucira Health, Inc.

Parent Company (Consolidated)

Trended Income Statement

Aug 2023

Financial Row	Feb 28, 2023	Mar 31, 2023	Apr 30, 2023	May 31, 2023	Jun 30, 2023	Jul 31, 2023	Aug 31, 2023	Aug 31, 2023
	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Cumulative
Ordinary Income/Expense
Income
4010 - Grant Revenue	$28,551	$270,851	$21,844	$-	$-	$-	$-	$321,246
4050 - Shipping and Handling	$-	$(32,312)	$-	$32,312	$-	$-	$-	$-
4110 - Revenue - All in One Covid-19 Test K	$2,862,892	$3,331,499	$1,282,827	$83,128	$(342,879)	$-	$-	$7,217,466
4130 - Revenue Adjustment	$2,575	$(35)	$-	$-	$-	$-	$-	$2,540
4700 - Sales Discounts - Amazon	$(596)	$(439)	$(311)	$2	$26	$-	$-	$(1,318)
4710 - Sales Discounts - Shopify	$(233,067)	$(509,971)	$(99,035)	$(16,723)	$29,055	$-	$-	$(829,741)
4715 - Early Pay Cash discount	$(183)	$-	$(101)	$-	$-	$-	$-	$(284)
Total - Income	$2,660,172	$3,059,593	$1,205,223	$98,719	$(313,798)	$-	$-	$6,709,909
Cost Of Sales
5000 - Cost of Goods Sold
5110 - COGS - All in One Covid-19 Test K	$2,257,376	$2,567,461	$749,094	$34,674	$(161,496)	$-	$-	$5,447,109
5210 - Gain/loss	$0	$-	$-	$-	$-	$-	$-	$0
5250 - Unbuild variance	$-	$-	$-	$-	$-	$-	$-	$-
5270 - Customer return variance	$1,815	$(256)	$(725)	$(774)	$1,514	$2,785	$-	$4,359
5280 - Outbound Freight	$305,808	$44,266	$38,829	$33,808	$14,157	$-	$(11)	$436,856
5285 - Freight In - Inventory	$21,782	$750	$8,542	$-	$175	$-	$-	$31,249
5290 - Direct Costs	$222,668	$252,127	$40,261	$115,169	$(43,683)	$847	$3,894	$591,283
5300 - Purchase Price Variance	$0	$(0)	$(0)	$1,502	$(1,502)	$-	$-	$0
5310 - Production quantity variance	$(97,016)	$(2,247)	$(41)	$-	$-	$-	$-	$(99,304)
5320 - Production price variance	$112,335	$92,881	$64,468	$(51,574)	$0	$-	$-	$218,109
5330 - Inventory cost revaluation	$-	$-	$-	$(1,483)	$1,483	$-	$-	$-
5340 - Scrap	$555,157	$-	$-	$610,149	$(457,069)	$-	$-	$708,237
5345 - Excess and Obsolete	$-	$(28,625)	$-	$-	$-	$-	$-	$(28,625)
5350 - Inventory count discrepancy	$-	$135,085	$(23,424)	$121,078	$-	$-	$-	$232,740
5370 - Overhead Allocation	$1,572,441	$1,585,860	$-	$235,468	$(39,755)	$-	$-	$3,354,014
5385 - Capitalized Variances	$804,862	$1,245,778	$-	$374,896	$(66,525)	$-	$-	$2,359,011
5390 - Warranty Expense	$-	$(6,287)	$-	$-	$-	$-	$-	$(6,287)
Total - 5000 - Cost of Goods Sold	$5,757,227	$5,886,791	$877,005	$1,472,913	$(752,700)	$3,632	$3,883	$13,248,751
Total - Cost Of Sales	$5,757,227	$5,886,791	$877,005	$1,472,913	$(752,700)	$3,632	$3,883	$13,248,751
Gross Profit	$(3,097,055)	$(2,827,199)	$328,219	$(1,374,194)	$438,902	$(3,632)	$(3,883)	$(6,538,843)
Expense
6000 - Salary and Fringe Benefits
6010 - Salary	$1,108,050	$912,389	$640,167	$152,617	$78,333	$39,167	$78,333	$3,009,057
6020 - Overtime	$-	$-	$-	$-	$-	$-	$-	$-
6091 - Direct Labor	$11,738	$21,132	$8,981	$-	$-	$-	$-	$41,851
6110 - Vacation Pay	$-	$-	$-	$-	$-	$-	$-	$-
6120 - Holiday Pay	$-	$-	$-	$-	$-	$-	$-	$-
6140 - Incentive Compensation	$-	$-	$307,112	$-	$-	$307,112	$-	$614,224
6145 - Commission	$25,065	$28,074	$-	$8,045	$-	$-	$-	$61,183
6150 - Employee Health Insurance	$218,659	$42,105	$(30,308)	$(3,536)	$(21,154)	$-	$4,611	$210,378
6155 - Employee Vision Insurance	$3,103	$(329)	$3,398	$(12)	$-	$-	$-	$6,160
6160 - Employee Dental Insurance	$16,071	$(1,300)	$17,958	$170	$-	$-	$-	$32,900
6170 - Employee Life and Disability	$15,306	$7,512	$5,818	$(398)	$-	$-	$-	$28,237
6180 - Other Fringe Benefits	$15,572	$10,691	$10,692	$2,827	$1,054	$119	$318	$41,272
6190 - Workers Comp	$9,451	$9,451	$9,451	$9,451	$(9,451)	$-	$-	$28,353
6210 - Payroll Taxes	$103,941	$73,169	$62,454	$9,659	$1,751	$22,255	$1,684	$274,914
6220 - Payroll processing fee	$7,803	$7,991	$5,855	$3,024	$1,519	$1,461	$1,902	$29,555
6230 - Training/Education	$110	$-	$-	$-	$-	$-	$-	$110
6240 - Employee relations	$202	$-	$-	$-	$-	$-	$-	$202
6260 - Stock based compensation	$214,978	$(287,252)	$-	$-	$-	$-	$-	$(72,274)
Total - 6000 - Salary and Fringe Benefits	$1,750,047	$823,633	$1,041,578	$181,847	$52,053	$370,114	$86,849	$4,306,121
6300 - Professional Fees
6310 - Accounting/Finance	$68,005	$38,902	$1,228	$93,090	$10,582	$61,616	$430	$273,853
6320 - Recruiting	$-	$-	$-	$(50,000)	$-	$-	$-	$(50,000)
6330 - IT Consultants	$23,327	$7,396	$-	$(55)	$556	$-	$-	$31,224
6340 - Consultants	$338,274	$211,456	$25,037	$(4,719)	$35,936	$25,461	$23,060	$654,505
6350 - Other Professional Fees	$66,424	$127,161	$76,633	$59,704	$9,514	$2,414	$280,833	$622,682
6360 - Legal Corporate	$715,947	$458,561	$(727,935)	$-	$1,297,843	$835,574	$677,333	$3,257,323
6391 - Direct Subcontractors	$35,000	$135,447	$-	$-	$-	$-	$-	$170,447
6392 - Direct Consultants	$(142,454)	$891	$(10,245)	$-	$-	$-	$-	$(151,809)
6394 - Unallowable Legal Fees IP	$11,074	$32,436	$(0)	$10,566	$265	$-	$-	$54,341
Total - 6300 - Professional Fees	$1,115,597	$1,012,250	$(635,283)	$108,585	$1,354,696	$925,064	$981,656	$4,862,565
6400 - Travel and Entertainment
6410 - Airfare	$2,558	$4,087	$418	$-	$-	$-	$-	$7,063
6420 - Ground Transportation	$936	$-	$164	$-	$-	$-	$-	$1,100
6430 - Meals & Snack	$237	$85	$209	$-	$-	$-	$-	$531
6440 - Lodging	$4,509	$-	$309	$-	$-	$-	$-	$4,818
6495 - Indirect Travel	$-	$-	$-	$-	$-	$-	$-	$-
6494 - Direct Travel	$421	$-	$-	$-	$-	$-	$-	$421
Total - 6400 - Travel and Entertainment	$8,661	$4,172	$1,101	$-	$-	$-	$-	$13,933
6500 - Supplies and Materials
6520 - Lab Supplies	$41,400	$-	$-	$-	$-	$-	$-	$41,400
6540 - Internal consumable	$2,625	$826	$-	$3,727	$(237)	$-	$-	$6,941
6591 - Direct Materials	$152,522	$36	$(244,309)	$-	$-	$-	$-	$(91,751)
6592 - Direct Equipment	$2,949	$-	$-	$-	$-	$-	$-	$2,949
6593 - Other Direct Costs	$1,160	$-	$8	$-	$-	$-	$-	$1,168
Total - 6500 - Supplies and Materials	$200,656	$862	$(244,301)	$3,727	$(237)	$-	$-	$(39,293)
6600 - Office related expenses
6610 - Dues & Subscriptions	$462,822	$150,697	$134,013	$316,239	$(299,537)	$-	$-	$764,234
6620 - Office Supplies	$661	$147	$-	$2,237	$-	$-	$-	$3,045
6630 - Computer Supplies	$1,892	$1,832	$973	$9,644	$(9,644)	$-	$-	$4,697
6650 - Taxes and Licenses	$(1,299)	$1,019	$-	$1,136	$13,821	$-	$-	$14,676
6660 - Licenses, Permits & Fees	$26,346	$15,713	$31,221	$140,222	$(142,012)	$-	$-	$71,490
6665 - Bank Charges	$7,522	$22,906	$11,191	$6,701	$(51,799)	$259	$289	$(2,931)
6670 - General insurance	$285,815	$305,419	$272,455	$2,078,108	$(2,078,108)	$-	$-	$863,688
Total - 6600 - Office related expenses	$783,759	$497,733	$449,852	$2,554,287	$(2,567,279)	$259	$289	$1,718,900
6700 - Facility related expenses
6710 - Postage & Delivery	$90	$180	$122	$-	$1,630	$-	$552	$2,575
6715 - Freight in	$3,978	$277	$361	$(147)	$117	$-	$-	$4,586

6720 - Office Rent	$307,093	$312,203	$72,695	$-	$(58,223)	$100,923	$-	$734,690
6730 - Utilities	$1,111	$5,481	$16,277	$8,032	$1,708	$25	$-	$32,633
6740 - Telecommunication expense	$6,241	$7,757	$1,945	$1,075	$602	$-	$173	$17,792
6750 - Repairs and Maintenance	$42,755	$4,173	$241	$-	$1,785	$-	$-	$48,955
Total - 6700 - Facility related expenses	$361,267	$330,071	$91,641	$8,959	$(52,380)	$100,948	$725	$841,231
6800 - Sales and Marketing expenses
6810 - Advertising/Promotional	$129,737	$89,791	$45,421	$-	$-	$-	$7,487	$272,435
6820 - Demo	$8,945	$3,085	$292	$-	$-	$-	$-	$12,322
6825 - Amazon Marketplace Fees	$105,885	$112,675	$57,360	$20,817	$(18,595)	$(25,365)	$17,425	$270,203
6830 - Shopify Fees	$(3,355)	$44,576	$29,256	$36,645	$(2,187)	$1,155	$-	$106,089
Total - 6800 - Sales and Marketing expenses	$241,212	$250,128	$132,328	$57,462	$(20,783)	$(24,209)	$24,912	$661,050
6900 - Depreciation and Amortization
6910 - Depreciation	$540,035	$597,895	$578,594	$597,669	$(597,669)	$-	$-	$1,716,524
6920 - Amortization	$43,158	$47,782	$46,241	$47,782	$(47,782)	$-	$-	$137,180
Total - 6900 - Depreciation and Amortization	$583,193	$645,677	$624,835	$645,451	$(645,451)	$-	$-	$1,853,705
6950 - Allocations
6960 - Office and facilities Allocations	$-	$-	$-	$-	$-	$-	$-	$-
6999 - Transfers between Entities	$-	$-	$-	$(51,717,447)	$51,439,586	$2,625	$275,236	$0
6970 - Overhead allocations	$(827,230)	$(656,133)	$-	$-	$-	$-	$-	$(1,483,363)
Total - 6950 - Allocations	$(827,230)	$(656,133)	$-	$(51,717,447)	$51,439,586	$2,625	$275,236	$(1,483,363)
Total - Expense	$4,217,161	$2,908,394	$1,461,750	$(48,157,128)	$49,560,206	$1,374,800	$1,369,666	$12,734,849
Net Ordinary Income	$(7,314,217)	$(5,735,593)	$(1,133,531)	$46,782,934	$(49,121,304)	$(1,378,433)	$(1,373,549)	$(19,273,692)
Other Income and Expenses
Other Income
8000 - Other Income
8010 - Interest Income	$16,437	$9,449	$938	$20	$(106)	$-	$-	$26,738
Total - 8000 - Other Income	$16,437	$9,449	$938	$20	$(106)	$-	$-	$26,738
Total - Other Income	$16,437	$9,449	$938	$20	$(106)	$-	$-	$26,738
Other Expense
7000 - Other expenses 7015 - Bad Debt	$-	$-	$-	$-	$-	$0.00	$37,000.70	$37,000.70
7030 - State Income Taxes	$-	$-	$44,650	$-	$400	$0.00	$0.00	$45,050.00

Total - 7000 - Other expenses	$0.00	$0.00	$44,650.00	$0.00	$400.00	$0.00	$37,000.70	$82,050.70
7080 - FX Realized Gain/Loss	$206	$(11)	$7	$(256)	$1	$-	$-	$(53)
Rounding Gain/Loss	$(0)	$0	$-	$-	$-	$-	$-	$0
Unrealized Gain/Loss	$-	$-	$(24,429,921)	$89,936,985	$(9,554,733)	$(11,409,742)	$(4,176,839)	$40,365,749
Total - Other Expense	$206	($11)	($24,385,264)	$89,936,728	($9,554,332)	($11,409,742)	($4,139,839)	$40,447,747
Net Other Income	$16,231	$9,460	$24,386,202	$(89,936,708)	$9,554,226	$11,409,742	$4,139,839	$(40,421,009)
Net Income	$(7,297,985)	$(5,726,133)	$23,252,670	$(43,153,774)	$(39,567,078)	$10,031,309	$2,766,290	$(59,694,701)

Bank Account Balances - Per Bank

		Ending	Ending	Ending	Ending	Ending	Ending	Ending	Ending
	Bk #	Balance	Balance	Balance	Balance	Balance	Balance	Balance	Balance
		Feb 22, 2023	Feb 28, 2023	Mar 31, 2023	Apr 30, 2023	May 31, 2023	Jun 30, 2023	Jul 31, 2023	Aug 31, 2023
SVB Analysis Checking	4899	$1,000,000	$1,000,018	$1,000,020	$72,046	$49,487	$-	$-	$-
CNB Checking	1936	$-	$-	$1,328,612	$9,404,278	$8,972,917	$7,417,309	$5,318,548	$4,428,417
SVB Cash Sweep	5812	$3,240,390	$1,864,207	$1,134,154	$-	$-	$-	$-	$-
Collateral MMA	7555	$400,000	$400,000	$400,000	$400,000	$400,000	$-	$-	$-
CNB Collateral	2274	$-	$-	$12,500	$12,500	$12,500	$12,500	$12,500	$12,500
Collateral MMA	7933	$743,250	$743,250	$743,250	$743,250	$743,250	$-	$-	$-
Collateral MMA	1784	$1,200,000	$1,200,000	$1,200,000	$1,200,000	$1,200,000	$-	$-	$-

		$6,583,640	$5,207,474	$5,818,535	$11,832,074	$11,378,154	$7,429,809	$5,331,048	$4,440,917

Bank Account Book Balances

		Ending	Ending	Ending	Ending	Ending	Ending	Ending	Ending
		Balance	Balance	Balance	Balance	Balance	Balance	Balance	Balance
		Feb 22, 2023	Feb 28, 2023	Mar 31, 2023	Apr 30, 2023	May 31, 2023	Jun 30, 2023	Jul 31, 2023	Aug 31, 2023
SVB Analysis Checking	4899	$927,108	$910,373	$820,721	$(9,674)	$49,487	$-	$-	$-
CNB Checking	1936	$-	$-	$1,328,612	$9,404,278	$9,006,676	$7,407,686	$5,407,320	$4,468,573
SVB Cash Sweep	5812	$2,889,542	$1,880,626	$1,143,583	$918	$-	$98	$98	$-
Collateral MMA	7555	$400,000	$400,000	$412,500	$412,500	$412,500	$12,500	$12,500	$12,500
Collateral MMA	7933	$743,250	$743,250	$743,250	$743,250	$743,250	$-	$-	$-
Collateral MMA	1784	$1,200,000	$1,200,000	$1,200,000	$1,200,000	$1,200,000	$-	$-	$-
Bill.com Money in Clearing	-	$-	$-	$-	$-	$-	$-	$(37,225)	$-

		$6,159,900	$5,134,249	$5,648,666	$11,751,272	$11,411,913	$7,420,284	$5,382,693	$4,481,073

		$(423,740)	$(73,226)	$(169,869)	$(80,802)	$33,759	$(9,525)	$51,645	$40,156